CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:          $4,455,000                           POLICY NUMBER: 24238
                      The Money Store Auto Trust 1997-2
                      Asset Backed Certificates


     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Certificate Policy"), hereby unconditionally and irrevocably guarantees to any Certificateholder that an amount equal to each full and complete Certificate Insured Payment will be received from the Insurer by Bankers Trust (Delaware) or its successors, as Owner Trustee for the Certificateholders (the "Owner Trustee"), on behalf of the Certificateholders from the Insurer for distribution by the Owner Trustee to each Certificateholder of each Certificateholder's proportionate share of the Certificate Insured Payment. The Insurer's obligations hereunder with respect to a particular Certificate Insured Payment shall be discharged to the extent funds equal to the applicable Certificate Insured Payment are received by the Owner Trustee, whether or not such funds are properly applied by the Owner Trustee. Certificate Insured Payments shall be made only at the time set forth in this Note Policy and no accelerated Certificate Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph, this Certificate Policy does not cover shortfalls, if any, attributable to the liability of the Trust or the Owner Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Certificate Insured Payment that is a Certificate Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Certificateholder relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Certificateholder in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer. provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Certificateholder and not to any Certificateholder directly unless such Certificateholder has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Certificateholder.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related Certificate Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent. as the case may be, shall promptly so advise the Owner Trustee and the Owner Trustee may submit an amended Notice.

     Certificate Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Owner Trustee on behalf of the Certificateholders by wire transfer of immediately available funds in the amount of the Certificate Insured Payment less, in respect of Certificate Insured Payments related to Certificate Preference Amounts, any amount held by the Owner Trustee for the payment of such Certificate Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Certificateholders for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Certificate Policy.

     Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Certificateholder to receive payments under the Obligations to the extent of any payment by the Insurer under the Certificate Policy.

     As used herein, the following terms shall have the following meanings:

     "Agreement" means the Sale and Servicing Agreement dated as of May 31, 1997, among The Money Store Auto Trust 1997-2, as Issuer, TMS Auto Holdings, Inc., as Seller, The Money Store Auto Finance Inc., as Servicer and The Money Store Inc., as Representative, without regard to any amendment or supplement thereto.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Owner Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

     "Certificate Deficiency Amount" means for any Distribution Date, (a) the excess, if any, of Certificateholders Interest Distributable Amount over the Distribution Amount remaining after payment of amounts pursuant to Section 5.6(b)(i) - (iv) of the Agreement and (b) the excess, if any, of the Certificateholders Principal Distributable Amount over the Distribution Amount remaining after payment of amounts pursuant to Section 5.6(b)(i) - (v) of the Agreement.

     "Certificateholder" means each holder of a Certificate (other than the General Partner, the Seller, the Servicer or any subservicer) who, on the applicable Distribution Date, is entitled under the terms of the applicable Obligations to payment thereunder.

     "Certificate Insured Payment" means (i) as of any Distribution Date any Certificate Deficiency Amount and (ii) any Certificate Preference Amount.

     "Certificate Preference Amount" means any amount previously distributed to a Certificateholder on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

     "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by fax substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Owner Trustee specifying the Certificate Insured Payment which shall be due and owing on the applicable Distribution Date.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Certificate Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Owner Trustee.

     The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Owner Trustee in writing.

     This Certificate Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by this Certificate Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Certificate Policy is not cancelable for any reason. The premium on this Certificate Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Certificate Policy to be executed and attested this 26th day of June, 1997.

                                            MBIA INSURANCE CORPORATION


                                            By ______________________________
                                            President


                                            Attest:


                                            By ______________________________

                                            Assistant Secretary

                                      MBIA


                                    EXHIBIT A

                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                  NUMBER: 24238

                        NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 24238


State Street Bank and Trust Company, N.A., as Fiscal Agent
  for MBIA Insurance Corporation
61 Broadway, 15th Floor
New York, NY 10006
Attention: Municipal Registrar and Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504


     The undersigned, a duly authorized officer of Bankers Trust (Delaware), as owner trustee (the "Owner Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
24238 (the "Certificate Policy") issued by the Insurer in respect of the $4,455,000 The Money Store Auto Trust 1997-2, Asset Backed Certificates (the "Obligations"), that:

                    (i) the Owner Trustee is the owner trustee under the Trust Agreement dated as of May 31, 1997, between the Trust and the Owner Trustee without regard to any amendment or supplement thereto.

                    (ii) the amount due under clause (a) of the definition of Certificate Deficiency Amount for the Distribution Date occurring on ____________ (the "Applicable Distribution Date") is $ ;

                    (iii) the amount due under clause (b) of the definition of Certificate Deficiency Amount for the Applicable Distribution Date is $ ;

                    (iv) the sum of the amounts listed in paragraphs (ii) and
          (iii) above is $ (the "Certificate Deficiency Amount");

                    (v) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $ (the "Certificate Preference Amount");

                    (vi) the total Certificate Insured Payment due is $_____________, which amount equals the sum of the Certificate Deficiency Amount and the Certificate Preference Amount;

                  (vii) the Trustee is making a claim under and pursuant to the terms of the Certificate Policy for the dollar amount of the Certificate Insured Payment set forth in (iv) above to be applied to the payment of the Certificate Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Certificate Insured Payment set forth in (v) above to be applied to the payment of any Certificate Preference Amount; and

                    (viii) the Trustee directs that payment of the Certificate Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Certificate Policy: [TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Certificate Policy.

     Any Person Who Knowingly And With Intent To Defraud Any Insurance Company or Other Person Files An Application For Insurance or Statement of Claim Containing Any Materially False Information, or Conceals For The Purpose of misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime. And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value of The Claim For Each Such Violation.

     IN WITNESS WHEREOF, the Owner Trustee has executed and delivered this Notice under the Certificate Policy as of the day of

                                 BANKERS TRUST (Delaware), not in its individual capacity but solely as Owner Trustee


                               By______________________________________
                                Title